As filed with the Securities and Exchange Commission on February [__], 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☒	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

CADOGAN OPPORTUNISTIC ALTERNATIVES FUND, LLC
(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CADOGAN OPPORTUNISTIC ALTERNATIVES FUND, LLC

149 Fifth Avenue, 15th Floor, New York, NY 10010
(212) 585-1600

Notice of Special Meeting of Shareholders
to be held on [_______], 2010

To the Shareholders:

A Special Meeting of Shareholders of Cadogan Opportunistic Alternatives Fund, LLC  (the “Fund”) will be held at 149 Fifth Avenue, 15th Floor, New York, NY 10010, on [_______], 2010 at 10:30 a.m. Eastern Time (the “Meeting”).  Please call (212) 650-4676 if you have any questions relating to attending the Meeting in person.

The Meeting will be held for the following purposes, all as set forth in the Proxy Statement accompanying this Notice:

(1)	To continue the existing investment advisory arrangements between the Fund and Cadogan Management, LLC (“Cadogan”), the Fund’s investment adviser; and

(2)	To elect a proposed new independent director; and

(3)	To transact any other business that may lawfully come before the Meeting or any adjournment or postponement thereof.

The Board of Directors of the Fund has approved the investment advisory arrangements and the new proposed independent director, and recommends that you vote to approve each of these proposals as well.  The Board of Directors of the Fund has called the Special Meeting of Shareholders for purposes of conducting the Shareholder vote.  Please note that if you invested in the Fund through a financial intermediary such as an investment adviser, bank or brokerage firm, your intermediary may be planning to attend the Meeting and, if authorized to do so under your existing arrangement with that firm and applicable law, could vote on your behalf, meaning that your attendance is not required, either in-person or by completion of a proxy.  We encourage you to discuss these matters with your financial intermediary.

The close of business on [_______], 2010 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

-----------------

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.  In order to avoid the necessity of further solicitation, we ask your cooperation in mailing your Proxy promptly.  A Proxy will not be required for admission to the Meeting.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on [_______], 2010.

The Proxy Statement is available at the website listed on your proxy card.

By order of the Board of Directors

Dated: February [  ], 2010

February [  ], 2010

CADOGAN OPPORTUNISTIC ALTERNATIVES FUND, LLC

149 Fifth Avenue, 15th Floor, New York, NY 10010
(212) 585-1600

PROXY STATEMENT
for the
Special Meeting of Shareholders to be held on [_______], 2010

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cadogan Opportunistic Alternatives Fund, LLC (the “Fund”) to be used at the special meeting of the shareholders of the Fund to be held at 149 Fifth Avenue, 15th Floor, New York, NY 10010, on [_______], 2010 at 10:30 a.m. Eastern Time, and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about [_______], 2010.

The Proposals

The shareholders of the Fund are being asked to vote on the following:

(1)	To continue the existing investment advisory arrangements between the Fund and Cadogan Management, LLC (“Cadogan”), the Fund’s investment adviser; and

(2)	To elect a proposed new independent director.

Other matters may lawfully come before the Meeting or any adjournment or postponement thereof.  The Board is not currently aware of any other matters to come before the Meeting.

Voting on the Proposals

If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting.  If you give instructions, your shares will be voted in accordance with your instructions.  If you return your signed Proxy without instructions, your shares will be voted (i) for approval of the investment advisory arrangements by and between the Fund and Cadogan, (ii) to elect the proposed new independent director, and (iii) on such other matters as may lawfully come before the Meeting or any adjournment or postponement thereof.  The Board is not currently aware of any other matters to come before the Meeting.  You may revoke your Proxy or change it by written notice to the Fund (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

 If a shareholder abstains from voting as to any matter or if an intermediary returns a “non-vote” proxy (i.e., proxies sent in by brokers and other nominees that cannot be voted on the proposal because the beneficial owners have not given instructions), the shares represented by such abstention or broker non-vote will be deemed present at the Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be counted as votes cast.  Proposal 1 regarding the investment advisory agreement requires a certain number of affirmative votes for approval.  Therefore, an abstention or broker non-vote for such action will have the effect of a vote against the proposal.   However, in the election of a director, a nominee receiving a plurality of the votes cast at the Meeting shall be elected.  Therefore, for proposal 2, an abstention or broker non-vote for such actions will not have the effect of a vote against the proposal.

The presence in person or by proxy of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders as of the record date shall constitute a quorum at the Meeting.  In the absence of a quorum, the Meeting may be adjourned by action of a majority of the shareholders present in person or by proxy without additional notice to the shareholders and further solicitation may be made.  Shares represented by proxies indicating a vote against a proposal will be voted against adjournment in respect of that proposal.  Abstentions and broker non-votes will not be counted as having been voted for or against any such adjournment.

Record Date and Outstanding Shares

On the record date, [_______], 2010, the Fund had outstanding [_______] shares (“Shares”).  Shareholders are entitled to one vote per Share and a proportional fractional vote on each fractional Share.

Other Information

The Fund’s investment adviser is Cadogan, the address of which is 149 Fifth Avenue, 15th Floor, New York, NY 10010.  The Fund’s administrator is U.S. Bancorp Fund Services, LLC, the address of which is 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207.  The address of the Fund is 149 Fifth Avenue, 15th Floor, New York, NY 10010.  The Fund will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon written request to the Fund at 149 Fifth Avenue, 15th Floor, New York, NY 10010 or by calling the Fund collect at (212) 585-1600.  Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1 – APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Cadogan is pleased to announce that, on October 28, 2009, a transaction was finalized whereby certain senior executives of Cadogan purchased from Fortis Investment Management USA, Inc. (“FIMUSA”) 100% of the Adviser’s outstanding equity (the “Management Buy-

Out”).  As a result, the Adviser is now 100% owned and operated by its senior management.  The Management Buy-Out is a change in the ownership structure of Cadogan that, under the Investment Company Act of 1940, as amended (“1940 Act”), requires your review of the Fund’s Investment Advisory Agreement with Cadogan and is the principal reason that the Board has called this Meeting.

In anticipation of the Management Buy-Out, at meetings held on September 11, 2009 and October 19, 2009, the Board, including a majority of the independent directors, approved an interim advisory agreement between the Fund and Cadogan (the “Interim Investment Advisory Agreement”).  The Interim Investment Advisory Agreement became effective upon the closing of the Management Buy-Out.  The terms of the Interim Investment Advisory Agreement are not materially different from those of the previous Investment Advisory Agreement.  The Board, including a majority of the independent directors, also approved a proposed investment advisory agreement (the “Proposed Investment Advisory Agreement”) to be submitted to the Fund's shareholders at or near the end of the Interim Investment Advisory Agreement’s term.

Under the 1940 Act, the Interim Investment Advisory Agreement has a duration of no greater than 150 days following October 28, 2009, the date on which the previous Investment Advisory Agreement with Cadogan terminated as a result of the Management Buy-Out.  After the expiration of the 150 day period, which occurs on March 27, 2009, Cadogan may continue to serve under contract as investment adviser to the Fund only upon the approval of the Fund’s shareholders of the Proposed Investment Advisory Agreement as described under “Required Vote” below.  You are being asked to approve the Proposed Investment Advisory Agreement at this Meeting.

Neither the Interim Investment Advisory Agreement currently in place nor the Proposed Investment Advisory Agreement that you are being asked to approve at this Meeting represents a change in the fees paid to Cadogan or a change in the service levels owed by Cadogan to the Fund.  There are also no changes planned to the portfolio managers servicing the Fund.  The Board, including a majority of the independent directors, has determined it is in the best interests of the Fund and its shareholders to have Cadogan continue to serve as investment adviser without interruption.

Summary of Interim Investment Advisory Agreement

The key terms of the Interim Investment Advisory Agreement were determined by Rule 15a-4 under the 1940 Act, which provides that a person may act as investment adviser under an interim contract only if certain conditions are met.  In general, an interim investment advisory contract may not have a duration of greater than 150 days and must contain the same terms and conditions as the previous contract.  The compensation to be received under an interim contract may not be greater than the compensation the investment adviser would have received under the previous contract and the compensation earned under the contract must be held in an interest-bearing escrow account pending shareholder approval.

In light of the foregoing, the directors did not consider certain factors that might be more relevant in other circumstances, such as the costs of the services to be provided by Cadogan, the profits to be realized by Cadogan and its affiliates from managing the Fund, or the extent to which economies of scale would be realized by Cadogan as the Fund grows.  The directors compared the services to be rendered and the amounts to be paid under the Interim Investment Advisory Agreement with those under the Fund’s original Investment Advisory Agreement.  However, because the form of the Interim Advisory Agreement was substantially identical to the previous Investment Advisory Agreement, with which the directors were familiar and which they had previously approved, the directors determined that it was not necessary to compare the specific terms of the Interim Investment Advisory Agreement with other contracts.  Annex B contains a description of the directors' deliberations for the last annual review of the Fund’s investment advisory relationship with Cadogan (which was performed at a meeting of the Board on August 18, 2009).

The investment advisory fee, payable by the Fund to Cadogan pursuant to the Interim Investment Advisory Agreement, is computed in the same manner as the investment advisory fee paid pursuant to the original Investment Advisory Agreement, and is held in an escrow account pending shareholder approval of the Proposed Investment Advisory Agreement.  Both fees are calculated as a percentage of the average monthly net assets of the Fund.  The Fund pays Cadogan a monthly management fee computed at the annual rate of 1.00% of the net asset value of the Fund determined as of the last business day of the month (before repurchases of Shares and the deduction of management fees or performance allocations).  Above and beyond this fee, Cadogan is entitled to an incentive fee equal to an annual rate of 5% of the Fund’s total annual profits. The fees to Cadogan as the interim investment adviser are held in escrow pending shareholder approval of the Proposed Investment Advisory Agreement.

 For the fiscal period from April 1, 2008 to March 31, 2009, $646,267 in investment advisory fees were paid or accrued to Cadogan.  No performance fee was paid during that period.

The Interim Investment Advisory Agreement will terminate no later than March 27, 2009, the 150th day following its effectiveness.  If the Proposed Investment Advisory Agreement is not approved by that date, Cadogan will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest.

Summary of Proposed Investment Advisory Agreement

The Fund proposes to continue to engage Cadogan as investment adviser pursuant to the Proposed Investment Advisory Agreement, a copy of which is attached as Annex A.  Cadogan will discharge its responsibilities subject to the oversight of the directors.

As noted above, the directors, including a majority of the independent directors, approved the Proposed Investment Advisory Agreement at their September 11, 2009 and October 19, 2009 meetings.  The terms of the Proposed Investment Advisory Agreement are not materially different from the terms of the previous Investment Advisory Agreement or the Interim

Investment Advisory Agreement (collectively, the “Former Investment Advisory Agreements”).  If the Proposed Investment Advisory Agreement is approved by shareholders, it is expected that the current portfolio management team will continue to manage the assets of the Fund in accordance with investment process described below, which will represent a continuation without interruption of the investment program employed by Cadogan on behalf of the Fund since the Fund’s inception.  The advisory fee payable to Cadogan under the Proposed Investment Advisory Agreement will be identical to the advisory fee payable to Cadogan pursuant to the Former Investment Advisory Agreements.

The Proposed Investment Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner.  It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually by the directors (including a majority of the directors who are neither “interested persons” of a party to the agreement nor themselves a party thereto) by vote cast in person at a meeting called for the purpose of voting on such approval.  The Proposed Investment Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice.  Under the terms of the Proposed Investment Advisory Agreement, Cadogan is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any losses sustained by the Fund or its shareholders, except in the case of Cadogan’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Proposed Investment Advisory Agreement.  The above terms are identical to those under the Former Investment Advisory Agreements.

Investment Process

The investment objective of the Fund is to achieve capital appreciation with low volatility principally through a balanced portfolio of interests in alternative investment vehicles and discretionary managed accounts (“Managed Accounts” and collectively with such investment vehicles, “Portfolio Funds”) advised by managers considered by Cadogan to be either experienced professionals with demonstrated performance or new managers with perceived potential in their respective fields of specialization (collectively, the “Portfolio Fund Managers”). Past performance of Portfolio Funds advised by Portfolio Fund Managers is not indicative of future performance.

Cadogan anticipates that the investment strategies to be employed by the Portfolio Funds will include investing and trading in both long and short securities positions, and may include investment in securities for which there is no ready market, or very limited liquidity, and may also involve elements of securities arbitrage and hedging, and the use of leverage.  Cadogan believes that such an investment program will provide for the Fund investment performance with less volatility and risk than such assets, or these Portfolio Funds and Portfolio Fund Managers, may individually experience.  Cadogan seeks to establish a balance among a number of Portfolio Fund Managers.  The portfolio thus should be sufficiently balanced among Portfolio Funds so that no single event will cause irreparable damage to long-term return, and yet provide sufficient exposure to individual Portfolio Funds so that positive performance by any such Portfolio Fund will not be overly dampened.  By employing a variety of Portfolio Fund Managers who have each shown ability (or promise) in their respective areas, Cadogan believes that the Fund can benefit from market trends in any one of these areas and achieve above-average performance over a medium-term investment horizon.

Executive Officers and Directors of Cadogan

Cadogan is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  Information regarding the principal executive officers and directors of Cadogan is set forth below.  Cadogan’s address is 149 Fifth Avenue, New York, New York 10010.  Cadogan is controlled by Mr. Stuart N. Leaf, who owns approximately 33% of Cadogan’s outstanding voting securities and also serves as Cadogan’s Executive Chairman.  Additionally, Mr. John B. Trammell owns approximately 15% of Cadogan’s outstanding voting securities and Mr. Paul J. Isaac owns approximately 12% of Cadogan’s outstanding voting securities.  No other individuals own, of record or beneficially, more than 10% of Cadogan’s outstanding voting securities.  The address for Messrs. Leaf and Isaac, as well as for each of the persons listed below, as it relates to his or her duties with Cadogan, is the same as that of Cadogan.

Name	Position with Investment Adviser and Principal Occupation
Stuart N. Leaf	Executive Chairman
John B. Trammell	Chief Executive Officer
Paul J. Isaac	Chief Investment Officer
A. Michael Waldron	Chief Risk Officer
Marlena A. Kaplan	Chief Financial Officer
Hirsh D. Aronowitz	Chief Operating Officer
Lisa A. Klar	General Counsel & Director of Product Structuring
Joel Gantcher	Director of Research
Drianne D. Benner	Global Marketing Director
James Wilmot-Smith	Head of European Business Development

Board Review of Proposed Investment Advisory Agreement

The directors reviewed Cadogan’s advisory relationship with the Fund on August 18, 2009 as a regular annual renewal and at the Board meetings held on September 11, 2009 and October 19, 2009 in connection with the Management Buy-Out.  Prior to any voting at these Board meetings, the directors reviewed the Investment Advisory Agreement with representatives of Cadogan and with counsel to the Fund.  The directors also discussed the proposed approvals in executive session at which no representatives of Cadogan were present.  The Board determined in each instance that it is in the best interests of the Fund and its shareholders to have Cadogan continue as investment adviser.

August 18, 2009 Board Meeting

At the August 18, 2009 annual review of Cadogan’s investment advisory agreement, the directors reviewed materials including fee and expense comparison tables, Cadogan’s Form ADV and financial statements, and absolute and relative performance data.  Specifically, the Board considered: (1) the size and structure of the management fees, (2) performance and other indicators of the quality of services rendered, (3) the stability and structure of the management organization, and (4) Cadogan’s overall financial results and profitability, among other factors.  The Board reviewed the Fund’s investment performance both on an absolute basis and relative to general benchmarks and hedge-fund industry-specific indices. The Board concluded that performance to date was satisfactory.  The Board also concluded that the fees paid and the overall expense ratio borne by the Fund compared favorably to those of peer funds, and the Fund’s advisory fee was comparable to the fees Cadogan charged its other client fund.  Based upon its review, the Board concluded that the continuation of the Investment Advisory Agreement was reasonable, fair and in the best interests of the Fund.  Annex B provides more detail on these deliberations by the directors.

September 11, 2009 and October 19, 2009 Board Meetings

At Board meetings held on September 11, 2009 and October 19, 2009, the Board, including the independent directors, again considered the continuation of the Investment Advisory Agreement, this time in light of the Management Buy-Out.  At the September 11 meeting, management led the Board through distributed materials, which included a fact sheet for the Adviser and the Fund, a due diligence questionnaire, and personnel biographies.  The Board also discussed materials received in connection with its review performed at the August 18, 2009 meeting.  The Board asked for and received specifics about the structure of the Management Buy-Out, including that no additional debt would be added to the Adviser’s balance sheet.  The Board acknowledged assurances from management that equity participation would not include any owners that would not be involved in the business, and that the Adviser’s LLC agreement includes a “buy-back” clause preventing equity ownership from “leaking out” should equity owners leave the business.

The Board also took note of management’s report that institutional investors and consultants have looked with favor on the prospect of the Adviser becoming independent, as it simplifies the ownership structure for due diligence purposes and provides management with additional equity incentives.

The Board, including the independent directors, then concluded that they felt that the Adviser is financially sound and that the Management Buy-Out would not weaken, and may actually strengthen, the Adviser’s advisory capabilities.  In doing so, the independent directors acknowledged management’s assurance that personnel are not expected to change.  The independent directors also discussed the transaction in a private session with counsel at which no representatives of the Adviser were present.  As it had in August, the Board concluded that continuation of the Investment Advisory Agreement was in the best interests of the Fund.

Additional Board meetings were held on October 1 and October 8, 2009, at which the Board was informed of the resignation and tendering of equity interests in the Adviser by certain members of senior management who were to be involved in the Management Buy-Out.  In each case, the Board elected to monitor the situation, which was deemed fluid but likely to result in a return to the previously proposed structure of the Management Buy-Out.  At the October 19, 2009 Board meeting, the Board was updated that those recently resigned executives had been re-hired by the Adviser, effective October 16, 2009, and the Board was also provided an update regarding the status and final structure of the Management Buy-Out.  Per the revised structure, four new outside investors would be included in the transaction as purchasers, would receive equity interests in the Adviser, and were to become employees of the Adviser.  The Board acknowledged management’s representations that these new investors had significant investment expertise that could strengthen the investment team and benefit the Adviser going forward.  The Board also noted  management’s explanation that these four investors would have no special rights attached to their equity and their employment contracts would contain the same basic terms as the Adviser’s other executives.  After discussion, the Board, including the independent directors, indicated that no change was required relative to the findings of their September 11, 2009 Board meeting.  The Management Buy-Out closed on October 28, 2009, and the Adviser is now 100% owned by its management.

Required Vote

Approval of the Proposed Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Proposed Investment Advisory Agreement was approved by the directors, including a majority of the directors who are not parties to the Proposed Investment Advisory Agreement or “interested persons,” as defined in the 1940 Act, of any such party, on September 11, 2009 in respect of the Management Buy-Out.

The Board unanimously recommends that you vote FOR the approval of the Proposed Investment Advisory Agreement between the Fund and Cadogan.

PROPOSAL 2 – ELECTION OF NEW INDEPENDENT DIRECTOR

The Board is proposing that the shareholders approve the election of a new independent director, Paul McNamara.  Currently, the Board is composed of three directors, two of whom are independent directors.  Each has served since the formation of the Fund in August 2006.  The two independent directors are Steven Krull and Donald B. Romans.  The one interested director is Matthew Jenal.  Pursuant to the Fund’s LLC Agreement, each director shall serve on the Board for the duration of the term of the Fund, subject to any limitation the Board itself may establish or subject to the termination of the of a director’s status as a director as set forth in the LLC Agreement.  If Mr. McNamara is elected, the Fund’s Board will be composed of four directors,

three of whom will be independent.   Mr. McNamara has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

           Certain information concerning the Fund’s directors, officers and proposed new independent director is set forth below.

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships and Trusteeships Held
Proposed New Independent Director
Paul L. McNamara (Born 1948) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	None	N/A	Partner, Institutional Investment Services Group, Lord, Abbett & Co. LLC (retired September 2009)	None	None
Independent Directors
Steven Krull (Born 1957) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	Director	August 2006 to present	Professor of Finance at Hofstra University; Business Consultant	1	Director, Citigroup Alternative Investments Multi- Advisor Hedge Fund Portfolios LLC
Donald B. Romans (Born 1931) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	Director	August 2006 to present	President, Romans & Company (private investment, financial consulting)	1	Trustee, Burnham Investor Trust
Interested Director and Officer(1)
Matthew Jenal (Born 1956) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	Director & Treasurer	August 2006 to present	Senior Advisor, Cadogan Management, LLC(3) , formerly Chief Financial Officer, Cadogan Management, LLC	1	None

Officers
Michael Waldron (Born 1965) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	President	August 2006 to present	Director of Investments and Chief Risk Officer, Cadogan Management, LLC(3)	N/A	N/A
Harris Bogner (Born 1973) 149 Fifth Avenue Fifteenth Floor New York, NY 10010	Chief Compliance Officer	October 2007	Chief Compliance Officer, Cadogan Management, LLC;(3) Senior Compliance Officer, ABP Investments US, Inc.; Associate VP and Compliance Manager, Bessemer Trust	N/A	N/A
(1)  Mr. Jenal is an interested director both because he is an officer of the Fund and an officer of the Fund’s investment adviser.
(2)  Term of office of each director is indefinite.
(3)  Cadogan Management, LLC is an affiliate of the Fund.

Board Committees

The Fund has a separately designated audit committee established in accordance with Section 3(a)(58) of the Securities and Exchange Act of 1934, as amended (“Exchange Act”) and is comprised of Mr.  Krull and Mr. Romans.  If Mr. McNamara is elected to the Board, it is expected that he would also serve on the audit committee.  The functions of the audit committee are (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the audit committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (3) to assist the Board in selecting the Fund’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (4)

to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Fund, Cadogan and, in certain cases, other affiliates of the Fund.  During the most recent fiscal year, the audit committee held two meetings.

The Fund has a standing nominating and compensation committee, and is comprised of Mr.  Krull and Mr. Romans.  If Mr. McNamara is elected to the Board, it is expected that he would also serve on the nominating and compensation committee.  The functions of the nominating and compensation committee are: (1) to select and nominate to the Board each independent director and (2) to recommend to the Board any appropriate changes in compensation for each independent director.  No independent director will be elected by the Board unless nominated by the nominating and compensation committee.  The nominating and compensation committee does not consider proposals from shareholders in connection with proxy solicitations, and the nominating and compensation committee’s charter does not contain any procedures by which shareholders may recommend nominees to the Board.  During the most recent fiscal year, the nominating and compensation committee held [__] meetings.

The Fund has a standing valuation committee, currently composed of all of the Fund’s directors, whose function, subject to the oversight of the Board, is to review the Fund’s valuation methodologies, valuation determinations and any relevant information provided to the valuation committee by Cadogan.  If Mr. McNamara is elected to the Board, it is expected that he would also serve on the valuation committee.  The valuation committee will act in accordance with the Fund's valuation procedures.  During the most recent fiscal year, the valuation committee held [__] meetings.

Compensation of Directors

The following table sets forth certain information with respect to the compensation of each director for the fiscal year ended March 31, 2009. No compensation is paid by the Fund to directors who are “interested persons” of the Fund or Cadogan.  (The Fund does not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits from the Fund.)

Name of Person, Position	Aggregate Compensation from Fund	Total Compensation From Fund and Complex Paid to Directors
Steven Krull, director	$23,500	$23,500
Donald B. Romans, director	$23,500	$23,500
Matthew Jenal, director	None	None

Required Vote

The nominee for a director position receiving a plurality of the votes cast at the Meeting shall be elected.

 The Board unanimously recommends that you vote FOR the election of Mr. McNamara to the Board.

OTHER MATTERS

The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

Under the current LLC Agreement of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act.  It is therefore unlikely that shareholder meetings will be held on an annual basis.  A shareholder proposal intended to be presented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made.  Otherwise, the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting.  There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under Federal law.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND

The Fund’s Board of Directors consists of three directors – Steven Krull, Donald B. Romans, and Matthew Jenal.  As of the date of this Proxy Statement, none of the directors owns shares of the Fund, nor do they own equity securities issued by other investment companies in the Fund Complex.  As of the date of this Proxy Statement, the directors and officers, as a group, owned an aggregate of less than 1% of the outstanding shares of the Fund.

As of January 31, 2010, none of the non-interested directors or their immediate family members owned any shares of Cadogan or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with Cadogan.  Mr. Jenal holds a minority, non-voting equity interest in Cadogan.

Principal Holders

As of January 31, 2010, no persons owned of record, or are known by the Fund to own beneficially, 5% or more of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and the rules under Section 16 of the Exchange Act require the Fund’s directors, officers, members of any advisory board, investment adviser and other affiliated persons, as well as holders of more than ten percent of the Fund’s shares, to file reports of ownership and changes in ownership with the SEC.  Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that during the past fiscal year all filing requirements applicable to such persons were met.

INFORMATION RELATING TO VOTING MATTERS

Solicitation of Proxies

In addition to the solicitation of proxies by mail, employees of Cadogan and or its affiliates may solicit proxies in person or by telephone.  All costs and expenses incurred in connection with the solicitation of proxies will be borne by Cadogan.

Shareholder Voting by Telephone

In addition to voting by mail or in person at the Meeting, you may also give your voting instructions over the telephone by calling (212) 650-4676.  If Cadogan has not received your vote, a representative of Cadogan may call you to answer your proxy related questions and to encourage you to vote.  When calling, the Cadogan representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received the Proxy Statement in the mail.  If the information you provide matches the information provided to Cadogan, then the representative will offer to explain the process.  Cadogan is not permitted to recommend to you how to vote, but may read any recommendations included in the Proxy Statement.  Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable.  Cadogan will record the shareholder’s instructions on the proxy card. Within 72 hours, Cadogan will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call Cadogan immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

By order of the Board of Directors

-----------------

It is important that proxies be returned promptly. All shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which requires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

ANNEX A

INVESTMENT ADVISORY AGREEMENT

This INVESTMENT ADVISORY AGREEMENT (“Agreement”) is made this [      ] day of [          ], 2010, by and between Cadogan Opportunistic Alternatives Fund, LLC (f/k/a Cadogan Alternative Strategies II, LLC), a Delaware limited liability company (the “Company”), and Cadogan Management, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

WHEREAS, the Company entered into an investment advisory agreement with the Adviser on August 16, 2006 (the “Original Agreement”), which agreement was continued from time to time in accordance with the requirements of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “Investment Company Act”), and in accordance with the terms of certain “no-action” relief obtained from the U.S. Securities and Exchange Commission on January 27, 2009;

WHEREAS, the Original Agreement automatically terminated on May 15, 2009 as a result of the acquisition by BNP Paribas of a majority stake in Fortis Bank SA/NV, which at that time was the ultimate parent company of Fortis Investment Management, USA, Inc. (“FIMUSA”), which in turn held a 75% stake in the Adviser;

WHEREAS, concurrent with such termination, the Company entered into an “interim advisory agreement” with the Adviser dated as of May 15, 2009 (the “First Interim Agreement”) pursuant to Rule 15a-4 under the Investment Company Act in the manner and on the terms and conditions set forth therein;

WHEREAS, the First Interim Agreement terminated upon the approval of a new investment advisory agreement (the “Previous Agreement”) by a majority of the Company’s outstanding voting securities (as defined in the Investment Company Act) at a meeting of the Company’s shareholders duly held on October 7, 2009;

WHEREAS, the Previous Agreement automatically terminated on October 28, 2009 as a result of a transaction whereby certain senior executives of the Adviser purchased from FIMUSA 100% of the Adviser’s outstanding equity (the “Management Buy-Out”);

WHEREAS, concurrent with such termination, the Company entered into a second “interim advisory agreement” with the Adviser dated as of October 28, 2009 (the “Second Interim Agreement”) pursuant to Rule 15a-4 under the Investment Company Act in the manner and on the terms and conditions set forth therein;

WHEREAS, unless otherwise terminated as provided therein, the Second Interim Agreement will terminate on March 27, 2010, which date is one hundred and fifty (150) days from the inception of the Second Interim Agreement and the closing of the Management Buy-Out;

WHEREAS, the Company desires to enter into this Agreement with the Adviser to permit the Adviser to continue to provide advisory services to the Company without interruption; and

WHEREAS, on the date hereof and in accordance with Section 15(a) of the Investment Company Act, a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Company approved this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Company and the Adviser agree as follows:

1.           Appointment of Adviser. The Company hereby retains the Adviser to serve as its investment adviser and, subject to the supervision and control of the Board of Directors of the Company (the “Directors” and any one of them, a “Director”), to manage the investment program of the Company as hereinafter set forth.

2.           Duties of Adviser.  Without limiting the generality of Section 1 hereof, the Adviser shall obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder, including: (a) to invest and reinvest the assets of the Company in any one or more portfolio funds (each a “Portfolio Fund”) in a manner consistent with the Company’s investment objective, as set forth in the Registration Statement of the Company and as may be adopted from time to time by the Directors and applicable laws and regulations; (b) to withdraw capital of the Company from Portfolio Funds; and (c) to take such further action as the Adviser shall deem necessary or appropriate for the management of the Company.  The Adviser shall furnish the Company with such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Company may, from time to time, reasonably request.

Without limiting the generality of the above paragraph of this Section 2, the Adviser shall be authorized to take the following actions in performing its obligations under this Agreement: (a) open, maintain and close accounts in the name and on behalf of the Company with brokers and dealers as it determines to be appropriate; (b) select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Company on such terms as the Adviser considers appropriate and which are consistent with the policies of the Company; and (c) subject to any policies adopted by the Directors and provisions of applicable law, agree to such commissions, fees and other charges on behalf of the Company as the Adviser deems reasonable in the circumstances, taking into account all such factors it considers to be relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Company and the cost of such services does not represent the lowest cost available).  The Adviser shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under federal securities law.  The Adviser may use, subject to such procedures as may be adopted by the Directors, affiliates of the Adviser as brokers to effect securities transactions for the Company, and the Company may pay such commissions to such brokers in such amounts as are permissible under applicable law.

In addition, the Adviser shall reasonably cooperate with the Company’s Chief Compliance Officer (the “CCO”) in respect of the CCO’s initial and periodic reviews of those aspects of the Adviser’s compliance program relevant to the Company and provide prompt reporting to the CCO of material compliance matters relevant thereto (as the same are defined for purposes of Rule 38a-1 under the Investment Company Act).

3.           Reports by Company to Adviser.  The Company shall, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Company as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

4.	Expenses.

(a)           The Adviser shall bear the cost of rendering the services to be performed by it under this Agreement, including the costs relating to maintaining such staff and employing or retaining such personnel and consulting with such other persons (including its affiliates) as may be necessary to render the services to be provided hereunder.

(b)           The Company shall assume and pay or cause to be paid all expenses of the Company not expressly assumed by the Adviser under this Agreement, including, without limitation: fees paid directly or indirectly to sub-advisers; all expenses directly related to the Company’s investment programs, including, but not limited to, indirect expenses of Portfolio Funds as well as brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on non-U.S. dividends; all costs and expenses associated with the organization and registration of the Company, including certain offering costs and the costs of complying with any applicable federal or state laws; attorneys’ fees and disbursements associated with updating the Company’s Registration Statement and subscription documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with the offerings of interests in the Company; the costs and expenses of holding any meetings of members of the Company; fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company; fees of custodians and other persons providing custodial, administrative, recordkeeping and other services to the Company; the costs of a fidelity bond and any liability insurance obtained on behalf of the Company; all expenses of computing the Company’s net asset value, including any equipment or services obtained for these purposes; costs and expenses of any CCO for the Company designated pursuant to Rule 38a-1 under the Investment Company Act; and all charges for equipment or services used in communicating information regarding the Company’s transactions among the Adviser and any sub-adviser, custodian or other agent engaged by the Company; and any extraordinary expenses, including indemnification expenses as provided for in the Company’s LLC Agreement.

5.	Compensation to the Adviser.

(a)           Management Fee:  In consideration of the services provided by the Adviser under this Agreement, the Company agrees to pay the Adviser a management fee (the “Management Fee”) computed and accrued monthly at the annual rate of 1.00% of the net asset value of the Company determined as of the last business day of the month (before repurchases of shares and the deduction of management fees or performance fees).

(b)           Performance Fee.  The Adviser shall have the right to receive from the Company an amount equal to, with respect to an Allocation Period, 5% of the excess if any of (i) the sum of Net Gains and Net Losses for such Allocation Period over (ii) the balance of the Company Loss Recovery Account as of the close of such Allocation Period (the “Performance Fee”).  “Allocation Period”, “Net Gains”, “Net Losses” and “Company Loss Recovery Account” are defined in Appendix A to this Agreement.

6.           Standard of Care and Liability.  The Adviser shall perform its duties under this Agreement using its best judgment and efforts.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Agreement, neither the Adviser nor any of its shareholders, directors, officers, employees or agents, nor any of their affiliates, executors, heirs, assigns, successors or other legal representatives (collectively, the “Affiliates”) shall be liable to the Company for any error of judgment, mistake of law, or any act or omission by any such person relating to the services to be provided hereunder.

7.	Indemnification.

(a)           To the fullest extent permitted by law, the Company shall indemnify the Adviser, or any shareholder, director, officer, employee or agent of the Adviser and any of their Affiliates (each an “Indemnified Person”) against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Company, except from any such costs, losses, claims damages or liabilities resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Agreement on the part of the Indemnified Person (“Disabling Conduct”).  An Indemnified Person shall be entitled to indemnification hereunder upon a determination made in the following manner: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of Disabling Conduct; or (ii) a reasonable determination, based upon a review of the facts and reached by competent legal counsel selected by the Directors and set forth in writing, that the Indemnified Person is entitled to indemnification hereunder.  The Company shall advance to an Indemnified Person (to the extent the Company has funds available and without incurring borrowing expenses for such purpose) reasonable attorneys’ fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance.  The Adviser agrees, and each other Indemnified

Person shall agree as a condition of any such advance, to reimburse the Company for such advance if it is determined, as provided in this paragraph, that the Indemnified Person was not entitled to indemnification hereunder.

(b)           Notwithstanding anything to the contrary set forth above, the provisions of this Section 7 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under the federal securities laws) to the extent that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law.  The provisions of this Section 7, however, shall be construed to effectuate its purpose to the fullest extent permitted by law.

8.           Liabilities.  The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the members of the Company or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

9.           Independent Contractor.  Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the Investment Company Act), shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting.  Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Adviser (or its affiliates) to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

10.           Term.  This Agreement shall become effective as of the [         ] day of [                 ], 2010, and shall remain in effect for an initial two (2) year term, unless sooner terminated as hereinafter provided.  Thereafter, this Agreement shall continue in effect from year to year as to the Company if such continuation is approved annually by the Directors (including a majority of the Directors who are neither “interested persons” of a party to this Agreement nor themselves a party hereto) by vote cast in person at a meeting called for the purpose of voting on such approval.

11.           Termination.  (a) This Agreement may be terminated without penalty as to the Company by the Directors or by the vote of a majority of the outstanding voting securities of the Company upon sixty (60) days’ prior written notice to the Adviser, or by the Adviser upon sixty (60) days’ prior written notice to the Company.

(b)           This Agreement shall automatically terminate in the event of its assignment (as defined for purposes of Section 15 of the Investment Company Act) if consent to such assignment is not obtained in accordance with Section 12.

12.           Transfer, Assignment.  This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Company.

13.           Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

14.           Definitions.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15.           Captions.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

16.           Amendments.  This Agreement may be amended only by the written agreement of the parties.

17.           Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York.

18.           Notices.  Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand, on the date indicated as the date of receipt on a return receipt, or at time of receipt if sent to the other party at the principal office of such party by regular mail, commercial courier service, telex or telecopier.

19.           Use of Name “Cadogan”.

The Adviser hereby grants to the Company a royalty-free, non-exclusive license to use the name “Cadogan” in the name of the Company for the duration of this Agreement and any extensions or renewals thereof.  Such license may, upon termination of this Agreement, be terminated by the Adviser, in which event the Company shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name “Cadogan” in the name of the Company or otherwise.  The name “Cadogan” may be used or licensed by the Adviser in connection with any of its activities, or licensed by the Adviser to any other party.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

CADOGAN OPPORTUNISTIC ALTERNATIVES FUND, LLC

By:
	Name:	Matthew Jenal
	Title:	Director

CADOGAN MANAGEMENT, LLC

By:
Name:
	Title:	Chief Executive Officer

Appendix A

Cadogan Management, L.L.C. shall be accrued as of the end of each Allocation Period the Performance Fee determined with respect to each such Allocation Period.  In the interim, the Performance Fee shall be accrued independently for each Fiscal Period.

For purposes of this Appendix, the following terms have the following meanings:

“Allocation Period” means the calendar year or, with respect to the calendar year in which the Company liquidates, the period beginning on January 1 and ending upon completion of the liquidation of the Company.

“Company Loss Recovery Account” means a memorandum account maintained on the Company’s books and records the balance of which, as of the date hereof, shall equal $____________.  The Company Loss Recovery Account shall be adjusted as of the close of each Fiscal Period (prior to the determination of any Performance Fee as of each such date) by (i) increasing the Company Loss Recovery Account by any Net Loss for such Fiscal Period and (ii) decreasing the Company Loss Recovery Account by any Net Gain for such Fiscal Period.  The Company Loss Recovery Account also shall be adjusted by (i) increasing the Company Loss Recovery Account as of any purchase of Shares, such that the ratio represented by the Company Loss Recovery Account divided by the total number of Shares outstanding, measured immediately after any such purchase, is the same as the corresponding ratio measured immediately prior to the purchase and (ii) decreasing the Company Loss Recovery Account as of any repurchase of Shares, such that the ratio represented by the Company Loss Recovery Account divided by the total number of Shares outstanding, measured immediately after any such repurchase, is the same as the corresponding ratio measured immediately prior to the repurchase.   Notwithstanding the operation of the preceding two sentences, the balance of the Company Loss Recovery Account cannot be less than zero as of the close of any Allocation Period (i.e., while the Company Loss Recovery Account can be below zero as of the close of any Fiscal Period that is not also the close of an Allocation Period, if the Company Loss Recovery Account would otherwise be less than zero as of the close of an Allocation Period, the Company Loss Recovery Account shall be zero as of such time).

“Fiscal Period” means the calendar month or, with respect to the calendar month in which the Company liquidates, the period beginning on the first day of that calendar month and ending upon completion of the liquidation of the Company.

“Net Assets” means the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Shares.

“Net Gain” means the excess, if any, of (i) the Net Assets of the Company as of the close of a Fiscal Period (decreased by amounts representing purchases of Shares during the Fiscal Period, increased by any distributions to Shareholders during the Fiscal Period and prior to reduction for any repurchases of Shares as of the close of such Fiscal Period) over (ii) the Net Assets of the

Company at the beginning of such Fiscal Period.  For this purpose, Net Assets as of the close of a Fiscal Period takes into account accrued Management Fees for the Fiscal Period but does not take into account the accrual of any Performance Fee for such period.  Solely for purposes of calculating Net Gain during an Allocation Period, Net Gain means the sum of the Net Gains, if any, calculated for each Fiscal Period ending during such Allocation Period (i.e., in most cases, Net Gain for an Allocation Period can be expected to be equal to the sum of the Net Gain calculations as to each calendar month comprising the Allocation Period).

“Net Loss” means the excess, if any, of (i) the Net Assets of the Company at the beginning of a Fiscal Period over (ii) the Net Assets of the Company as of the close of such Fiscal Period (decreased by amounts representing purchases of Shares during the Fiscal Period, increased by any distributions to Shareholders during the Fiscal Period and prior to reduction for any repurchases of Shares as of the close of such Fiscal Period).  For this purpose, Net Assets as of the close of a Fiscal Period takes into account accrued Management Fees for the Fiscal Period but does not take into account the accrual of any Performance Fee for such period.  Solely for purposes of calculating Net Loss during an Allocation Period, Net Loss for the relevant Allocation Period means the sum of the Net Losses, if any, calculated for each Fiscal Period ending during such Allocation Period (i.e., in most cases, Net Loss for an Allocation Period can be expected to be equal to the sum of the Net Loss calculations as to each calendar month comprising the Allocation Period).

As used herein, the following terms have the meanings attributed to them in the Company’s LLC Agreement: “Loss Recovery Account,” “Member,” and “Shares.”

ANNEX B

Board Approval of Investment Advisory Agreement

August 2009 Annual Review

At the August 18, 2009 Board meeting, the Board, including the independent directors, considered the annual renewal of the Investment Advisory Agreement.  In evaluating the Investment Advisory Agreement, the Board reviewed materials furnished by the Administrator, including fee and expense comparison tables, Cadogan’s Form ADV and financial statements, and absolute and relative performance data.  Specifically, the Board considered: (1) the size and structure of the management fees, (2) performance and other indicators of the quality of services rendered, (3) the stability and structure of the management organization, and (4) Cadogan’s overall financial results and profitability, among other factors.

The Board reviewed the Fund’s investment performance both on an absolute basis and relative to general benchmarks and hedge-fund industry-specific indices. The Board concluded that performance to date was satisfactory, with the caveat that a longer-term track record would provide a more balanced point of comparison over time.

After reviewing the fee and expense comparison data that compared the Fund’s fee and expense ratios to those of other registered funds of hedge funds, the Board concluded that the fees paid and the overall expense ratio borne by the Fund compared favorably to those of the peer funds, especially when the effects of performance fees charged by certain competitors were considered.  The Board reviewed the fees charged by Cadogan to its other client funds and it was found that the Fund’s advisory fee was comparable to the fees Cadogan charged its other client funds.

The Board considered whether the Fund was benefiting from any economies of scale.  The Board considered the size of the Fund and concluded that the Fund had not yet grown sufficiently to warrant evaluation of whether benefits relating to size were being shared properly between Cadogan and the Fund’s shareholders.

Prior to voting, the Board reviewed a memorandum from counsel discussing the legal standards for its consideration of the Investment Advisory Agreement.  The independent directors also discussed the proposed continuation of the Investment Advisory Agreement in a private session with counsel at which no representatives of Cadogan were present.  Based upon its review, the Board concluded that the continuation of the Investment Advisory Agreement was reasonable, fair and in the best interests of the Fund.

ANNEX C

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Eisner LLP (“Eisner”), 750 Third Avenue, New York, New York 10017-2703 serves as the Fund's independent registered public accountant.  In this capacity, Eisner audits and reports on the Fund's annual financial statements and financial highlights.  Eisner reviews the Fund's federal income, state income, and excise tax returns.  Eisner's engagement with the Fund commenced on the fiscal year ending March 31, 2009.  In prior fiscal years, KPMG LLP (“KPMG”) had served as the Fund’s independent registered public accountant.  On December 3, 2008, KPMG resigned as the principal accountant for the Fund.  On May 6, 2009, the audit committee and the Board approved the appointment of Eisner as its principal accountant.

The audit report of Eisner on the Fund’s financial statements as of March 31, 2009 and for the fiscal period from March 31, 2008 to March 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.  The audit report of KPMG on the Fund’s financial statements as of March 31, 2008 and for the fiscal period from August 1, 2007 (commencement of operations) to March 31, 2008 also did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal period ended March 31, 2008, and the subsequent interim period through December 3, 2008, there were no (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG  to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) reportable events pursuant to paragraph (v) of Item 304(a)(1) of Regulation S-K.

The Fund requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of that letter dated May 29, 2009, from KPMG is filed as Exhibit 77Q(1) to the Form N-SAR filed on June 2, 2009.

[Prior to the engagement of Eisner, the Fund did not consult with Eisner at any time during the Fund’s two most recent fiscal years regarding any of the issues or events described in Item 304(a)(2) of Regulation S-K.]

Audit fees: Audit fees paid by the Fund for professional services rendered by Eisner related to the audit of the Fund's annual financial statements or provided in connection with statutory and regulatory engagements were $100,000 for the fiscal year ended March 31, 2009.  Such fees paid to KPMG for the fiscal year ended March 31, 2008 were $70,000.

Audit-related fees: No audit-related fees were paid by the Fund for the fiscal years ended March 31, 2009 and March 31, 2008.  Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the heading Audit fees above.

Tax fees: Tax fees paid by the Fund, defined as the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, were $15,000 for the fiscal year ended March 31, 2009, and such fees paid to KPMG  for the fiscal year ended March 31, 2008 were $10,000.

All other fees: No other fees were paid by the Fund to Eisner or KPMG for the fiscal years ended March 31, 2009 and March 31, 2008.  Other fees are fees for services other than those described with respect to audit fees, audit-related fees and tax fees above.  (Additionally, during the same two periods, no such fees were paid to Eisner or KPMG by the Adviser or any other affiliated entity providing services to the Fund).

The Fund’s audit committee has adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by Eisner to the Fund, to the Adviser and, in some cases, to other affiliates of the Fund.  These procedures apply to new service engagements entered into on or after August 2006.  For the two previous fiscal years, no such non-audit service engagements were provided.  The audit committee has, however, considered whether the payment of the various fees outlined above are compatible with maintaining Eisner's independence with respect to the Fund.

Representatives of the principal accountant for the current year and for the most recently completed fiscal year are not expected to be present at the Meeting, and therefore will not be making any statements or answering questions at such Meeting.

PROXY CARD

CADOGAN OPPORTUNISTIC ALTERNATIVES FUND, LLC
149 Fifth Avenue, 15th Floor
New York, NY 10010

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [__________], 2010

The undersigned, revoking prior proxies, hereby appoints Matthew Jenal and Harris Bogner, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Cadogan Opportunistic Alternatives Fund, LLC (the “Fund”) held in the name of the undersigned on the record date at the Special Meeting of the Fund to be held at 149 Fifth Avenue, 15th Floor, New York, NY 10010, at 10:30 a.m. Eastern Time, or at any adjournment thereof, on the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which has been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal set forth on this proxy card has been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.
[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]
Note: Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE PROPOSALs WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO FUND SHAREHOLDERS.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy:

1. Phone:	Call (212) 650-4676 and please have this proxy card available at the time of the call.

2. Mail:	Simply sign, date, and complete this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at www.cadoganmanagement.com.  If you do not already have a password for the website, you can obtain one by calling Cadogan at (212) 650-4676.

PROXY CARD

CADOGAN OPPORTUNISTIC ALTERNATIVES FUND, LLC
149 Fifth Avenue, 15th Floor
New York, NY 10010

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [__________], 2010

THE FUND’S BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THAT THE PROPOSALS LISTED BELOW ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS.  THE BOARD URGES YOU TO VOTE IN FAVOR.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ☒

PROPOSALS:

1.	To continue the existing investment advisory arrangements between the Fund and Cadogan Management, LLC, the Fund’s investment adviser.

FOR	AGAINST	ABSTAIN
□	□	□

2.	To elect the proposed new independent director, Mr. Paul McNamara.

FOR	AGAINST	ABSTAIN
□	□	□

YOU CAN VOTE QUICKLY AND EASILY VIA THE INTERNET OR BY TELEPHONE.

IF YOU ARE PLANNING ON MAILING IN THIS PROXY CARD, PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE.

WE URGE YOU TO VOTE PROMPTLY.

THANK YOU FOR YOUR CONSIDERATION.